Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

June 30, 2009

($ in Thousands)

		12/08 QTR		3/09 QTR		6/09 QTR
Loan Loss Reserve-Total		$104,835		$143,124		$161,695
	– General	58,802		55,460		51,979
	– Specific	46,033		87,664		109,716
Net Charge-offs (Recoveries) for the Qtr		15,223		15,711		33,630
Non-performing Assets—Total		305,066		492,131		605,882
	– REO	61,887		84,699		86,651
	– REHI	—		—		26,937
	– Non-accrual	243,179		407,432		492,294
Troubled Debt Restructuring		11,667		23,670		68,385
Regulatory Capital Ratios	– Tangible	1,336,668	10.92%	1,342,621	11.22%	1,076,697	9.21%
	– Core	1,336,668	10.92	1,342,621	11.22	1,076,697	9.21
	– Risk Based	1,389,865	19.70	1,392,693	19.98	1,123,311	16.49

		12/08 QTR		3/09 QTR	3/09 YTD	6/09 QTR	6/09 YTD
Loan Originations—Total		$503,930		$368,971	$872,901	$430,886	$1,303,787
Single-Family Residential		218,519		177,532	396,051	201,599	597,650
Construction—Speculative		28,573		17,831	46,404	18,375	64,779
Construction—Custom		64,752		38,283	103,035	61,832	164,867
Land—Acquisition & Development		12,693		13,476	26,169	11,682	37,851
Land—Consumer Lot Loans		3,790		3,423	7,213	3,556	10,769
Multi-Family		27,287		21,733	49,020	23,737	72,757
Commercial Real Estate		50,607		19,406	70,013	24,925	94,938
Commercial & Industrial		60,229		53,809	114,038	61,975	176,013
HELOC		24,715		22,270	46,985	22,443	69,428
Consumer		12,765		1,208	13,973	762	14,735

		12/08 QTR		3/09 QTR	3/09 YTD	6/09 QTR	6/09 YTD
Loan Servicing Fee Income		$1,691		$2,285	$3,976	$2,409	$6,385
Other Fee Income		785		748	1,533	746	2,279

Total Fee Income		$2,476		$3,033	$5,509	$3,155	$8,664

		12/08 QTR		3/09 QTR	3/09 YTD	6/09 QTR	6/09 YTD
Average Loans		$9,580,963		$9,619,708	$9,600,123	$9,374,356	$9,524,867
Average Earning Assets		11,623,051		11,886,517	11,753,336	11,830,798	11,779,157
Average Assets		12,156,626		12,402,617	12,245,013	12,223,318	12,234,868
Average Paying Liabilities		10,615,787		10,672,378	10,643,771	10,770,347	10,685,963
Operating Expenses/Average Assets		0.81%		0.81%	0.81%	1.01%	0.88%
Efficiency Ratio		26.10		25.61	25.85	31.06	27.63
Amortization of Intangibles		$550		$860	$1,410	$801	$2,211
Net Interest Margin		3.10%		3.15%	3.12%	3.19%	3.14%

Repayments		12/08 QTR		3/09 QTR	3/09 YTD	6/09 QTR	6/09 YTD
Loans		$369,628		$535,061	$904,689	$660,454	$1,565,143
MBS		36,095		109,656	145,751	199,928	345,679

EOP Numbers		12/08 QTR		3/09 QTR		6/09 QTR
Shares Issued and Outstanding		87,917,527		88,047,438		88,048,226

Share repurchase information		12/08 QTR		3/09 QTR	3/09 YTD	6/09 QTR	6/09 YTD
Remaining shares auth. for repurchase		2,888,314		2,888,314	2,888,314	2,888,314	2,888,314
Shares repurchased		—		—	—	—	—
Average share repurchase price		$—		$—	$—	$—	$—

Washington Federal, Inc.

Fact Sheet

June 30, 2009

($ in Thousands)

Tangible Common Book Value		12/08 QTR			3/09 QTR			6/09 QTR
$ Amount		$1,163,388			$1,184,293			$1,136,502
Per Share		13.23			13.45			12.91
# of Employees		1,103			1,113			1,095
Tax Rate—Going Forward		35.50%			35.50%			35.50%

Investments		12/08 QTR			3/09 QTR			6/09 QTR
Available-for-sale:
Agency MBS		$1,940,516			$1,924,065			$1,911,728
Other		40,214			40,135			16,145

		$1,980,730			$1,964,200			$1,927,873

Held-to-maturity:
Agency MBS		$114,295			$109,876			$102,250
Other		7,440			7,440			7,440

		$121,735			$117,316			$109,690

		AS OF 12/31/08			AS OF 3/31/09			AS OF 6/30/09
Loan Portfolio by Category		AMOUNT	%		AMOUNT	%		AMOUNT	%
Single-Family Residential		$7,032,028	70.3%		$6,937,789	70.8%		$6,763,040	71.2%
Construction—Speculative		385,074	3.8		358,042	3.7		311,995	3.3
Construction—Custom		298,381	3.0		260,104	2.7		240,885	2.5
Land—Acquisition & Development		706,151	7.1		678,278	6.9		613,499	6.5
Land—Consumer Lot Loans		206,276	2.1		201,407	2.1		198,127	2.1
Multi-Family		695,164	6.9		686,906	7.0		695,795	7.3
Commercial Real Estate		303,321	3.0		307,502	3.1		306,994	3.2
Commercial & Industrial		137,057	1.4		128,212	1.3		123,978	1.3
HELOC		94,581	0.9		107,657	1.1		118,001	1.2
Consumer		151,858	1.5		139,366	1.4		128,764	1.4

		10,009,891	100%		9,805,263	100%		9,501,078	100%

Less:
ALL		104,835			143,124			161,695
Loans in Process		232,839			195,407			193,119
Deferred Net Origination Fees		36,783			35,133			34,924

		374,457			373,664			389,738

		$9,635,434			$9,431,599			$9,111,340

		AS OF 12/31/08			AS OF 3/31/09			AS OF 6/30/09
Deposits by State		AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
	WA	$3,493,665	48.0%	54	$3,532,389	46.6%	54	$3,560,161	46.4%	54
	ID	580,709	8.0	16	601,086	8.0	16	608,187	7.9	16
	OR	1,263,767	17.3	28	1,295,876	17.1	28	1,318,551	17.2	28
	UT	321,913	4.4	10	310,041	4.1	10	313,530	4.1	10
	NV	116,578	1.6	3	166,238	2.2	4	167,293	2.2	4
	TX	104,775	1.4	6	110,092	1.5	6	111,752	1.5	6
	AZ	966,382	13.3	21	1,092,638	14.5	21	1,143,665	14.9	21
	NM	436,954	6.0	11	450,996	6.0	11	447,841	5.8	11

	Total	$7,284,743	100%	149	$7,559,356	100%	150	$7,670,980	100%	150

Washington Federal, Inc.

Fact Sheet

June 30, 2009

($ in Thousands)

	12/08 QTR		3/09 QTR		6/09 QTR
Deposits by Type	AMOUNT	%	AMOUNT	%	AMOUNT	%
Checking (noninterest)	$119,868	1.6%	$110,399	1.5%	$116,836	1.5%
NOW (interest)	401,710	5.5	400,404	5.3	401,599	5.2
Savings (passbook/stmt)	190,086	2.6	191,869	2.5	196,500	2.6
Money Market	1,202,728	16.5	1,210,133	16.0	1,205,051	15.7
CD’s	5,370,351	73.8	5,646,551	74.7	5,750,994	75.0

Total	$7,284,743	100%	$7,559,356	100%	$7,670,980	100%

Deposits greater than $100,000—EOP	$2,484,150		$2,636,031		$2,714,546

Brokered Deposits	$—		$—		$—

	12/08 QTR		3/09 QTR		6/09 QTR
Non-Performing Assets
Restructured loans	$11,667		$23,670		$68,385
Non-accrual loans:
Single-Family Residential	54,597		87,927		118,851
Construction—Speculative	29,035		61,658		71,701
Construction—Custom	1,405		1,704		1,336
Land—Acquisition & Development	150,674		253,953		265,901
Land—Consumer Lot Loans	—		—		—
Multi-Family	5,964		222		3,504
Commercial Real Estate	397		67		5,271
Commercial & Industrial	215		929		24,731
HELOC	—		195		75
Consumer	892		777		924

Total non-accrual loans	243,179		407,432		492,294
Total REO	61,887		84,699		86,651
Total REHI	—		—		26,937

Total non-performing assets	$305,066		$492,131		$605,882

Total non-performing assets and
restructured loans	$316,733		$515,801		$674,267

Total non-performing assets and restructured loans as a % of total assets	2.53%		4.21%		5.60%

	12/08 QTR		3/09 QTR		6/09 QTR
Net Charge-offs by Category
Single-Family Residential	$3,076		$2,145		$3,891
Construction—Speculative	4,505		2,537		4,218
Construction—Custom	—		180		—
Land—Acquisition & Development	3,541		6,021		17,757
Land—Consumer Lot Loans	720		420		454
Multi-Family	—		670		278
Commercial Real Estate	—		—		—
Commercial & Industrial	2,127		1,861		5,488
HELOC	—		—		35
Consumer	1,254		1,877		1,509

Total charge-offs	$15,223		$15,711		$33,630